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                                                                     EXHIBIT 4.1


COMMON STOCK                                              COMMON STOCK

ANDS

                       [ANADYS PHARMACEUTICALS, INC. LOGO]

THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 03252Q 40 8
 IN CANTON, MA. JERSEY CITY, NJ
        OR NEW YORK, NY                      SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT



IS THE OWNER OF


   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

--------------------------ANADYS PHARMACEUTICALS, INC.--------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

/s/ Elizabeth E. Reed                       /s/ Kleanthis G. Xanthopoulos, Ph.D.
------------------------                    ------------------------------------
SECRETARY                                                        PRESIDENT & CEO
                                [CORPORATE SEAL]

COUNTERSIGNED AND REGISTERED
                    EQUISERVE TRUST COMPANY, N.A.
                          TRANSFER AGENT AND REGISTRAR

                                          /S/ Stephen Cesso

                                                  AUTHORIZED SIGNATURE
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                         [REVERSE OF STOCK CERTIFICATE]

                          ANADYS PHARMACEUTICALS, INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-  as tenants in common
TEN ENT-  as tenants by the entireties
 JT TEN-  as joint tenants with
          right of survivorship and
          not as tenants in common

UNIF GIFT MIN ACT-_____________________ CUSTODIAN___________________________
                         (CUST)                           (MINOR)

                  under Uniform Gifts to Minors

                  Act________________________________________________
                                        (State)

UNIF TRF MIN ACT-____________ Custodian (until age ____)
                    (Cust)

                 ____________ under Uniform Transfers
                    (Minor)

                 to Minors Act ______________________
                                    (State)

         Additional abbreviations may also be used though not in the above list.

For Value received, ___________________ hereby sell, assign and transfer unto

________________________________________________________________________________


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


______________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint _________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ________________     X _____________________________________________

                            X _____________________________________________
                                    NOTICE: THE SIGNATURE(S) TO THE ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT
                                    OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:    By ____________________________________________
                                    THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


                                       2.